Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being directors or officers of Tyco International Ltd. (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 and any amendments, subsequent registration statements or supplements thereto under the Securities Act of 1933, as amended, with respect to the offering of securities, does hereby make, constitute and appoint Edward D. Breen, Frank S. Sklarsky and Judith A. Reinsdorf, or any one of them acting alone, his or her true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him or her or in his or her name, place and stead, in any and all capacities to sign, or cause to be signed electronically, and file (i) such registration statement with all exhibits thereto and other documents in connection therewith, (ii) any and all amendments, post-effective amendments and supplements thereto and (iii) any and all applications or other documents pertaining to such securities or such registration, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated and effective as of this 8th day of December, 2011.

This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

/s/ Edward D. Breen	/s/ John A. Krol
Edward D. Breen	John A. Krol

/s/ Michael E. Daniels	/s/ Dr. Brendan R. O’Neill
Michael E. Daniels	Dr. Brendan R. O’Neill

/s/ Timothy M. Donahue	/s/ Dinesh Paliwal
Timothy M. Donahue	Dinesh Paliwal

/s/ Brian Duperreault	/s/ William S. Stavropoulos
Brian Duperreault	William S. Stavropoulos

/s/ Bruce S. Gordon	/s/ Sandra S. Wijnberg
Bruce S. Gordon	Sandra S. Wijnberg

/s/ Rajiv L. Gupta	/s/ R. David Yost
Rajiv L. Gupta	R. David Yost